UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported)
January 16, 2012

Keystone Consolidated Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-3919	37-0364250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1740, Dallas, Texas		75240-2697
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code
(972) 458-0028

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 260.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) (c) Effective January 16, 2012, the registrant promoted C. Vic Stirnaman to the position of President of Keystone Consolidated Industries, Inc.  Mr. Stirnaman previously served as the registrant’s executive vice president and chief operating officer since 2009.  David L. Cheek, the registrant’s President and chief executive officer since 2006, will remain the registrant’s chief executive officer.

Mr. Stirnaman’s biographical information is incorporated herein by reference to the registrant’s proxy statement dated April 18, 2011 and filed with the U.S. Securities and Exchange Commission as a Definitive Schedule 14A on April 21, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
KEYSTONE CONSOLIDATED INDUSTRIES, INC. (Registrant)
By: /s/ Bert E. Downing, Jr.
Bert E. Downing, Jr. Vice President, Chief Financial Officer, Corporate Controller and Treasurer

Date:  January 17, 2012